As Filed with the Securities and Exchange Commission on January 26, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Jan. 26, 2005 (Jan. 20, 2005)
                                                  -----------------------------

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                      001-16167                     43-1878297
(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                            Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 20, 2005, Monsanto Company's shareowners, upon recommendation of the Board of Directors, approved the Monsanto Company 2005 Long-Term Incentive Plan (the "2005 Plan"). The 2005 Plan, which is similar in purpose and design to the Monsanto Long-Term Incentive Plan (the "2000 Plan"), authorizes the grant of several types of stock-based awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, and cash awards and dividend and interest equivalent awards. The 2005 Plan objectives include closely aligning management's interests with the long-term interests of shareowners; encouraging employees to behave like owners of the business by rewarding them when shareowner value is created; and attracting, motivating and retaining experienced and highly qualified employees who will contribute to the Company's success. The 2005 Plan authorizes 12 million shares which, together with the shares remaining under the 2000 Plan, is expected to enable the Company to provide sufficient grants of awards for the next three to four years.

     A copy of the 2005 Plan can be found in Exhibit 10.1 filed herewith and is incorporated herein by reference. A summary of the material features of the 2005 Plan is set forth in the Company's Proxy Statement for the 2005 annual meeting of shareowners (the "Proxy Statement'), which was filed with the Securities and Exchange Commission on December 9, 2004. The summary of the 2005 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2005 Plan.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following document is filed as an exhibit to this report:

    Exhibit 10.1      Monsanto Company 2005 Long-Term Incentive Plan


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2005

                                 MONSANTO COMPANY



                                 By:  /s/ Christopher A. Martin
                                    -------------------------------------------
                                    Name:  Christopher A. Martin
                                    Title:   Assistant Secretary

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

                                  EXHIBIT INDEX


Exhibit Number           Description of Exhibit
--------------           ----------------------

   10.1                  Monsanto Company 2005 Long-Term Incentive Plan



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